UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report:
 March 17, 2022
(Date of earliest event reported)

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number
1-2198	DTE ELECTRIC COMPANY (a Michigan corporation) One Energy Plaza Detroit, Michigan 48226-1279 313-235-4000	38-0478650
333-261612-01	DTE ELECTRIC SECURITIZATION FUNDING I LLC (a Delaware limited liability company) C/O DTE Electric Company One Energy Plaza Detroit, Michigan 48226-1279 313-235-4000	87-2027468

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth
 company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On March 16, 2022, the Amended and Restated Limited Liability Company Agreement of DTE Electric Securitization Funding I LLC (the “Issuing Entity”) was amended to change the registered office and registered agent.

Item 8.01.	Other Events
On March 17, 2022, the Issuing Entity issued $235,800,000 of Senior Secured Securitization Bonds, Series 2022A (the “Securitization Bonds”), pursuant to an Indenture and Series Supplement, each dated as of March 17, 2022. The Securitization Bonds were offered pursuant to the Prospectus dated March 10, 2022. In connection with this issuance of the Securitization Bonds, DTE Electric Company and the Issuing Entity are filing the exhibits listed in Item 9.01, which are annexed hereto as exhibits to this Current Report on Form
8-K.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

3.3	Amendment to Certificate of Formation of DTE Electric Securitization Funding I LLC

3.4	Amendment No. 1 dated March 16, 2022 to the Amended and Restated Limited Liability Company Agreement, dated as of March 9, 2022, of DTE Electric Securitization Funding I LLC

4.1
Indenture between DTE Electric Securitization Funding I LLC and The Bank of New York Mellon as the Indenture Trustee (including forms of the Senior Secured Securitization Bonds) dated as of March 17, 2022

4.2	Series Supplement between DTE Electric Securitization Funding I LLC and The Bank of New York Mellon as the Indenture Trustee, dated as of March 17, 2022

5.1	Opinion of Hunton Andrews Kurth LLP with respect to legality

8.1	Opinion of Hunton Andrews Kurth LLP with respect to tax matters

10.1	Securitization Property Servicing Agreement between DTE Electric Securitization Funding I LLC and DTE Electric Company, as Servicer, dated as of March 17, 2022

10.2	Securitization Property Purchase and Sale Agreement between DTE Electric Securitization Funding I LLC and DTE Electric Company, as Seller, dated as of March 17, 2022

10.3	Administration Agreement between DTE Electric Securitization Funding I LLC and DTE Electric Company, as Administrator, dated as of March 17, 2022

23.1	Consent of Hunton Andrews Kurth LLP (included as part of its opinions filed as Exhibits 5.1, 8.1 and 99.2)

23.2	Consent of Miller Canfield Paddock and Stone, P.L.C. (included as part of its opinion filed as Exhibit 99.3)

99.2	Opinion of Hunton Andrews Kurth LLP with respect to U.S. constitutional matters

99.3	Opinion of Miller Canfield Paddock and Stone, P.L.C. with respect to Michigan constitutional matters

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

DTE ELECTRIC COMPANY

	By:	/s/ Timothy J. Lepczyk
Dated: March 17, 2022		Timothy J. Lepczyk Assistant Treasurer

DTE ELECTRIC SECURITIZATION FUNDING I LLC

	By:	/s/ Timothy J. Lepczyk
Dated: March 17, 2022		Timothy J. Lepczyk Secretary